SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 0R 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 5, 2000

INSO CORPORATION
(Exact name of registrant as specified in its charter)


Delaware             000-23384            04-3216243
(State or other      (Commission File     (I.R.S. Employer
jurisdiction of      Number)              Identification No.)
incorporation or
organization)


31 St. James Avenue
Boston, Massachusetts				                 02116-4101
(Address of principal executive offices)		(Zip code)


(617) 753-6500
(Registrant's telephone number, including area code)


N/A
(Former name or former address, if changed since last report)


ITEM 5.	OTHER EVENTS

		The Registrant's press release dated January 5, 2000, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

See Exhibit Index attached hereto.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 12th day of January, 2000.

						Inso Corporation

      By /s/ Jonathan P. Levitt
      Jonathan P. Levitt
      Vice President and General Counsel


EXHIBIT INDEX


Exhibit
No.	 Exhibit Description

99.1 Press release, dated January 5, 2000 (filed herewith)